Exhibit 23.2

Consent of Wilson Sonsini Goodrich & Rosati, P.C.

We hereby consent to the reference to us under the heading “Legal Matters” in this Amendment No. 1 to the Registration Statement on Form S-1 of Occam Networks, Inc. and any further amendments hereto.

/s/ Wilson Sonsini Goodrich & Rosati, P.C.

July 28, 2005